SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2003

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                   DELAWARE                             0-19410
         (State or Other Jurisdiction           (Commission File Number)
               of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          Point Therapeutics, Inc. issued a press release on May 22, 2003 announcing that a study investigating its lead product candidate, the small molecule PT-100, has been published as a First Edition paper in Blood Online.

          A copy of the press release dated May 22, 2003 is being filed as
          Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          99.1 - Press release issued by Point Therapeutics, Inc., dated May 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


  May 23, 2003                     By:    /s/Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc., dated May
            22, 2003, announcing that a study investigating its lead product candidate, the small molecule PT-100, has been published as a First Edition paper in Blood Online.